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EXECUTION COPY                                                      Exhibit 10.1
                               AMENDMENT NO. 1 TO
                        OPTION AGREEMENT FOR COMMON STOCK

         AMENDMENT AGREEMENT No. 1, dated as of May 2, 2000 ("Amendment No.1"), between Lafarge Corporation, a Maryland corporation (the "Company"), and Lafarge S.A., a French corporation formerly known as Lafarge Coppee S.A. (the "Parent").

                                   WITNESSETH

         WHEREAS, the Company and Parent are parties to an Option Agreement for Common Stock dated as of November 1, 1993 (the "Original Agreement").

         WHEREAS, the Original Agreement provides that whenever the Company issues Relevant Voting Securities to any person other than the Parent, the Parent shall have the right to purchase from the Company that amount of Relevant Voting Securities necessary to permit the Parent to maintain a control margin of 1,000,000 votes in excess of 50% of the Total Voting Power of the Company as defined within the Original Agreement (the "Control Right").

         WHEREAS, the Parent, through its present holdings of the Company's securities, currently maintains the control margin reflected within the Control Right.

         WHEREAS, the Control Right applies when the Company issues securities that do not then carry voting rights but which are at some future date exercisable for or convertible into the Company's Voting Securities such that the Parent would be required to purchase from the Company similar convertible securities at the same time the Company issues such convertible securities to persons other than the Parent.

         WHEREAS, the underlying purpose of the Original Agreement is to permit the Parent to maintain the control margin reflected within the Control Right.

         WHEREAS, when the Company issues convertible securities to persons other than the Parent, the underlying purpose of the Original Agreement does not require the Parent to purchase convertible securities at the same time that the Company issues such convertible securities to persons other than the Parent.

         WHEREAS, when the Company issues convertible securities to persons other than the Parent, the underlying purpose of the Original Agreement can be achieved by giving the Parent the right to purchase from the Company an appropriate number of Relevant Voting Securities for or into which such convertible securities are exercisable or convertible when the persons to whom the Company issued the convertible securities exercises or converts such convertible securities.

         WHEREAS, the Company and the Parent desire to amend the Original Agreement so that whenever the Company issues convertible securities to persons other than the Parent, the Parent can choose to maintain the control margin reflected within the Control Right by either purchasing from the Company an appropriate amount of Relevant Voting Securities at the same


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time that the Company issues such convertible securities or purchasing from the
Company an appropriate amount of Relevant Voting Securities upon the exercise or conversion of such convertible securities and the related issuance by the Company to persons other than the Parent of Relevant Voting Securities for or into which such convertible securities are exercisable or convertible.

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings given them in the Original Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual and dependent promises hereinafter set forth, the parties hereto agree as follows:

         SECTION 1.  Issuance of Convertible Securities

         (a) When the Company shall issue to any person other than the Parent any Relevant Voting Securities which are also Convertible Securities, the Parent shall have the right, in its sole discretion, to either:

         (i) purchase Relevant Voting Securities from the Company pursuant to the terms and conditions set forth in the Original Agreement as if this Amendment No. 1 had never been executed and delivered, or

         (ii) Purchase from the Company at the time the Company issues Underlying Securities to any person other than the Parent up to the amount of Underlying Securities as shall be necessary to permit the Parent to achieve (on a basis assuming the exercise of all conversion, exchange and similar rights of outstanding securities except employee stock options) a control margin of 1,000,000 votes in excess of 50% of the Total Voting Power to be represented by all Includible Voting Securities to be outstanding (or deemed to be outstanding) after such issuances by the Company and purchases by the Parent and the other purchaser(s).

          (b) If the Parent elects to purchase Underlying Securities from the Company pursuant to the provisions of Section 1(a)(ii) above, the Parent shall pay the greater of the following to the Company for each Underlying Security it shall purchase:

           (i) if the Convertible Securities giving rise to the Underlying Securities to be purchased by the Parent are interest bearing securities (e.g. convertible debentures), the total consideration paid to the Company for the Convertible Securities, divided by the total number of Underlying Securities which the Convertible Securities entitled the holder thereof to receive upon conversion or exercise thereof; plus the additional consideration, if any, per each share of Underlying Security paid by the holder of the Convertible Securities upon exercise or conversion thereof;

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       (ii)   if the Convertible Securities giving rise to the Underlying
              Securities to be purchased by the Parent are non-interest bearing securities (e.g. warrants), the total consideration paid to the Company for the Convertible Securities, plus interest on such amount from the date of issuance of the Convertible Securities through the date of issuance of the Underlying Securities (the "Interest Period") at the Applicable Interest Rate (calculated for actual days elapsed on the basis of a 360-day year) for each calendar quarter, or part thereof, within the Interest Period, divided by the total number of Underlying Securities which the Convertible Securities entitled the holder thereof to receive upon conversion or exercise thereof; plus the additional consideration, if any, per each share of Underlying Security paid by the holder of the Convertible Securities upon exercise or conversion thereof; or

       (iii) a price per each share of Underlying Security equal to (x) if the Underlying Securities are Common Stock, the average of the closing prices for the Common Stock during the thirty
              (30) day trading period ending the day prior to the closing of the issuance by the Company of the Underlying Securities to the persons other than the Parent, or (y) if the Underlying Securities are other than Common Stock, the fair market value thereof as determined by reference to the current issuance thereof (assuming, if not the case, that such shares were issued in a public offering and based on an opinion of an independent investment banking firm or other expert retained by the Company, which expert shall be acceptable to the Parent in the exercise of its reasonable discretion).

       (c) Within the notice to Parent required by Section 1(b) of the Original Agreement, the Company shall indicate whether the Relevant Voting Security of which it is giving notice is also a Convertible Security. If the Relevant Voting Security of which the Company gives notice is also a Convertible Security, the Parent shall notify the Company within the fifteen (15) day response period provided to Parent by Section 1(b) of the Original Agreement which of alternatives (i) or (ii) in Section 1(a) above it shall follow with respect to such issuance of Relevant Voting Securities. If the Parent does not so notify the Company within such fifteen (15) day period, the Parent's rights with respect to such Relevant Voting Securities shall be as set forth in alternative (i) in Section 1(a) above.

       (d) The Company shall notify the Parent in writing sufficiently in advance of any proposed issue of Underlying Securities covered by the right to purchase granted to the Parent pursuant to Section 1(a)(ii) above so that Parent, after receipt of such notice but prior to any such issuance, shall have a period of fifteen days to determine whether to exercise its right to purchase Underlying Securities. The Company's notice, to the extent information is known or reasonably subject to estimation, shall include information as to the estimated nature and date of the proposed issue and the estimated price and amount of securities to be issued. If the Parent, within the fifteen day period, notifies the Company (which notice shall specify whether the Parent intends to purchase all or only a specified portion of the Underlying Securities it could elect to purchase) of its intention to exercise this right, then, simultaneously with, or immediately prior to, the issue of such Underlying Securities, the Parent shall purchase from the Company, and the Company shall issue and sell to the Parent, the number of Underlying Securities


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determined as provided in Section 1(a)(ii) of this Amendment No. 1 (or such reduced amount as may be specified in the Parent's notice to the Company) at a price per share determined as provided in Section 1(b) of this Amendment No. 1.

      "Applicable Interest Rate" shall mean for each calendar quarter, or part thereof, within the Interest Period the three month London Interbank Offered Rate for the first business day of such calendar quarter as reported in the next business day's Wall Street Journal, plus that number of basis points charged or chargeable to the Company on such day under the Company's then existing committed credit facilities above the London Interbank Offered Rate then applicable under such credit facilities.

      "Convertible Securities" shall mean Relevant Voting Securities which are not entitled to vote but which i) entitle the holder thereof (or which the holder thereof may exercise) to purchase from the Company Relevant Voting Securities having the right to vote or ii) which are convertible by the holder thereof into Relevant Voting Securities having the right to vote.

      "Underlying Securities" shall mean Relevant Voting Securities having the right to vote which a holder of Convertible Securities is entitled to receive pursuant to the terms of or upon the exercise or conversion of Convertible Securities.

      SECTION 2.        Entire Agreement

      All provisions of the Original Agreement shall remain in full force and effect and the provisions thereof, in conjunction with the provisions of this Amendment No. 1, shall represent the entire agreement of the Company and the Parent with respect to the matters addressed therein and herein.

      SECTION 3         Regulatory Approval

      This Amendment No. 1 is contingent upon receipt of all applicable regulatory approval.

      SECTION 4.        Governing Law

      This Amendment No. 1 relates to the securities of a Maryland corporation, and shall be construed in accordance with, and the rights of the parties shall be governed by, the law of the State of Maryland, without regard to the principals of conflict of laws.

      SECTION 5.        Counterparts

      This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                            [Signature page follows]


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      IN WITNESS WHEREOF, each of the parties hereto has executed this
Amendment No. 1 as of the day and year first above written.

                                            LAFARGE CORPORATION



                                            By:/s/ Larry J. Waisanen
                                               --------------------------------
                                               Larry J. Waisanen
                                               Executive Vice President and
                                               Chief Financial Officer

                                            LAFARGE S.A.

                                            By: /s/ Jean-Pierre Cloiseau
                                                -------------------------------
                                                Jean-Pierre Cloiseau
                                                Senior Vice President Finance




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